UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 25, 2017

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales (State or Other Jurisdiction of Incorporation or Organization)	1-5491 (Commission File Number)	98-1023315 (I.R.S. Employer Identification Number)

2800 Post Oak Boulevard Suite 5450 Houston, Texas (Address of Principal Executive Offices)		77056-6189 (Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Director Retirements; Appointment of Chairman. As previously disclosed, Sir Graham Hearne (Chairman) and Mr. P. Dexter Peacock did not stand for re-election and retired from the Board of Directors (the “Board”) on May 25, 2017 at the end of their regular terms. The Board has appointed William E. Albrecht as the independent, non-executive Chairman of the Board effective May 25, 2017. Mr. Albrecht will receive an additional retainer of $150,000 as Chairman of the Board.

Amended and Restated 2013 Rowan Companies plc Incentive Plan. As previously disclosed, the 2013 Rowan Companies plc Incentive Plan (the “2013 Plan”) was initially approved by shareholders at the annual general meeting of shareholders held on April 26, 2013. In February 2017, the Compensation Committee recommended to the Board, and the Board approved and adopted, additional amendments to the 2013 Plan, subject to shareholder approval. As shown under Proposal 10 below, the Amended and Restated 2013 Plan (the “Plan”) was approved by shareholders, and became effective at the annual general meeting held on May 25, 2017. The description of the Plan is qualified in its entirety by reference to the full text of the Plan included as Exhibit I to the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2017 (the “Proxy Statement”) and is incorporated herein by reference.

The 2013 Plan was amended in the following respects:

•	To increase the aggregate number of Class A ordinary shares with respect to which awards may be granted under the Plan, such that the total number of shares available for grant under the Plan is 11,125,258 (a net increase of 2,174,572 new shares added to the 8,950,686 shares which remained available for grant under the Plan as of December 31, 2016).

•	To provide that the number of ordinary shares available for grant under the Plan will be reduced by one share for each share subject to any option or share appreciation right, and 1.91 shares for each share subject to a full value award, in each case, granted under the Plan on or after the effective date of the Plan.

•	To list material terms of the performance goals that may apply to awards granted under the Plan intended to qualify as performance-based compensation under Section 162(m) of the U.S. Internal Revenue Code.

New Restricted Share Unit Award Notice for Non-Employee Directors. A new form of award notice was approved pursuant to which non-deferred share units (“RSUs”) may be issued to non-employee directors. The form of non-deferred RSU notice provides that the non-deferred RSUs will vest and be settled in full upon the earlier of (a) the first annual meeting of the Company’s shareholders to occur following the grant date and (b) the one-year anniversary of the applicable grant date, subject to the holder’s continued service as a director through the applicable vesting date, and further subject to accelerated vesting of such RSUs upon the holder’s death.  In addition, pursuant to the award notice, the RSUs are non-transferable other than in accordance with the terms of the Plan.  A copy of the form of award notice is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The final voting results on each of the matters submitted to a vote of shareholders during the 2017 Annual General Meeting held on May 25, 2017 (the “Meeting”) are shown below. As of the record date, March 29, 2017, there were 126,135,187 Class A Ordinary Shares (“Shares”) outstanding and entitled to vote at the Meeting. The holders of a total of 102,743,106 Shares (81.45%) were present in person or by proxy at the Meeting, thereby reaching quorum. All of the proposals were approved with the requisite vote.

Proposal 1a – To re-elect by ordinary resolution William E. Albrecht as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
93,393,987	1,167,192	65,404	8,116,523

Proposal 1b – To re-elect by ordinary resolution Thomas P. Burke as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
93,762,991	821,262	42,330	8,116,523

Proposal 1c – To re-elect by ordinary resolution Thomas R. Hix as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
92,684,375	1,899,212	42,996	8,116,523

Proposal 1d – To elect by ordinary resolution Jack B. Moore as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
93,912,854	670,642	43,087	8,116,523

Proposal 1e – To elect by ordinary resolution Thierry Pilenko as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
94,174,751	370,244	81,588	8,116,523

Proposal 1f – To re-elect by ordinary resolution Suzanne P. Nimocks as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
93,248,006	1,336,277	42,300	8,116,523

Proposal 1g – To re-elect by ordinary resolution John J. Quicke as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
92,822,489	1,761,600	42,494	8,116,523

Proposal 1h – To re-elect by ordinary resolution Tore I. Sandvold as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
92,850,416	1,694,723	81,444	8,116,523

Proposal 1i – To elect by ordinary resolution Charles L. Szews as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
93,379,153	1,203,821	43,609	8,116,523

Proposal 2 – To approve, as a non-binding advisory resolution, the Company’s named executive officer compensation as reported in the 2017 proxy statement (in accordance with requirements applicable to companies subject to SEC reporting requirements under the Exchange Act):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
91,482,653	3,073,633	70,297	8,116,523

Proposal 3 – To approve, as a non-binding advisory resolution, the frequency of future advisory votes, selecting among once every year, every two years or every three years, on the compensation of the NEOs pursuant to the compensation disclosure rules of the SEC:

Every year	Every two years	Every three years	Abstain
93,001,441	126,844	1,452,243	46,055

Proposal 4 – To approve the Company’s directors’ remuneration policy:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
92,130,887	2,436,448	59,248	8,116,523

Proposal 5 – To approve, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended December 31, 2016, excluding the directors’ remuneration policy:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
89,926,230	4,640,448	59,905	8,116,523

Proposal 6 – To receive the Company’s U.K. annual report and accounts for the year ended December 31, 2016:

Votes For	Votes Against	Votes Abstaining
101,943,911	390,460	408,735

Proposal 7 – To ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s U.S. independent registered public accounting firm for 2017:

Votes For	Votes Against	Votes Abstaining
100,589,962	2,060,693	92,451

Proposal 8 – To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006 (the “Companies Act”):

Votes For	Votes Against	Votes Abstaining
100,716,995	1,930,064	96,047

Proposal 9 – To authorize the Audit Committee to determine the remuneration of Deloitte U.K., in its capacity as the Company’s U.K. statutory auditor:

Votes For	Votes Against	Votes Abstaining
101,076,074	1,550,560	116,472

Proposal 10 – To approve an amendment to the 2013 Rowan Companies plc Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
92,324,824	2,255,318	46,441	8,116,523

Proposal 11 – To approve forms of share repurchase contracts and repurchase counterparties:

Votes For	Votes Against	Votes Abstaining
97,170,115	4,462,226	1,110,765

Proposal 12 – To authorize the Board, in accordance with section 551 of the Companies Act, to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for or convert any security into shares in the Company:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
92,688,100	1,886,814	51,669	8,116,523

Proposal 13 – To authorize the Board, by special resolution, in accordance with section 570 of the Companies Act, to allot equity securities (as defined in section 560 of the Companies Act) pursuant to the authority contemplated by the ordinary resolution included in Proposal 12 for cash without the rights of pre-emption provided by section 561 of the Companies Act:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
92,893,162	1,680,599	52,822	8,116,523

Proposal 14 – To authorize the Board, by special resolution, in accordance with section 570 of the Companies Act, to allot equity securities (as defined in section 560 of the Companies Act) pursuant to the authority contemplated by the ordinary resolution included in Proposal 12 for cash without the rights of pre-emption provided by section 561 of the Companies Act in connection with an acquisition or specified capital investment:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
93,703,298	867,037	56,248	8,116,523

(d) In accordance with the recommendation of the Board, the Company’s shareholders voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year. Based on the recommendation of the Board, the Company will include an advisory shareholder vote to approve the Company’s named executive officer compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of shareholder votes to approve the Company’s named executive officer compensation, which will occur no later than the Company’s annual general meeting of shareholders in 2023.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1*+	Form of Non-Employee Director Non-Deferred Restricted Share Unit Notice
10.2	Amended and Restated 2013 Rowan Companies plc Incentive Plan (incorporated by reference to Exhibit I of the Proxy Statement)
10.3	Form of Share Repurchase Contract and Form of Rule 10b5-1 Repurchase Plan (incorporated by reference to Exhibits II and III, respectively, of the Proxy Statement)

*	Filed herewith

+	Compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2017	Rowan Companies plc

	By:	/s/ Mark F. Mai
Mark F. Mai Executive Vice President, General Counsel and Company Secretary

Index to Exhibits

Exhibit No.	Description

10.1*+	Form of Non-Employee Director Non-Deferred Restricted Share Unit Notice
10.2	Amended and Restated 2013 Rowan Companies plc Incentive Plan (incorporated by reference to Exhibit I of the Proxy Statement)
10.3	Form of Share Repurchase Contract and Form of Rule 10b5-1 Repurchase Plan (incorporated by reference to Exhibits II and III, respectively, of the Proxy Statement)

*	Filed herewith

+	Compensatory plan or arrangement